Effects of Recent Accounting Pronouncements	6 Months Ended
Jan. 31, 2012
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Description of New Accounting Pronouncements Not yet Adopted [Text Block]
2.	Effects of Recent Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued additional guidance on fair value measurements and disclosures which requires reporting entities to provide information about movements of assets among Levels 1 and 2 of the three-tier fair value hierarchy established by the existing guidance. The guidance was effective for our fiscal year beginning August 1, 2011. The adoption of this new accounting guidance did not have a material impact on the Company’s interim statements.

Recently Issued Accounting Pronouncements

In May 2011, the FASB issued further guidance on fair value measurements and disclosures which requires the categorization by level for items that are only required to be disclosed at fair value and information about transfers between Level 1 and Level 2. In addition, the update provides guidance on measuring the fair value of financial instruments managed within a portfolio and the application of premiums and discounts on fair value measurements. The guidance requires additional disclosure for Level 3 measurements regarding the sensitivity of fair value to changes in unobservable inputs and any interrelationships between those inputs. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the impact of this new accounting guidance on its interim statements.

In June 2011, the FASB issued guidance regarding the presentation of Comprehensive Income within financial statements. The guidance is effective for annual periods beginning after December 15, 2011 and subsequent interim periods. The Company is currently evaluating the impact of this new accounting guidance on its interim statements.